EXHIBIT 10

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT (“Fifth Amendment”) dated as of the 15th day of September, 2004, to the Loan Agreement (the “Loan Agreement”), made and entered into as of September 15, 2001, by and among SUMMIT BANCSHARES, INC., a Texas corporation, (hereinafter called “Borrower”), SUMMIT DELAWARE FINANCIAL CORPORATION, a Delaware corporation, (hereinafter called “SDFC”) and THE FROST NATIONAL BANK, a national banking association (hereinafter called “Lender”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

W I T N E S S E T H:

          WHEREAS, Borrower executed the Loan Agreement to govern those two certain promissory notes from Lender, specifically, a $10,000,000.00 Acquisition Note and a $1,000,000.00 Liquidity Note (collectively, the “Notes”).

          WHEREAS, Borrower executed the First Amendment to Loan Agreement on March 8, 2002 (“First Amendment”) which modified the Loan Agreement to evidence the Borrower’s formation of SDFC to own the Bank;

          WHEREAS, Borrower executed that certain Second Amendment to Loan Agreement dated September 15, 2002 (“Second Amendment”) which renewed and extended the maturity date of the Notes;

          WHEREAS, Borrower executed that certain Third Amendment to Loan Agreement dated September 15, 2003 (“Third Amendment”) which renewed and extended the maturity date of the Notes;

          WHEREAS, Borrower executed that certain Fourth Amendment to Loan Agreement dated April 28, 2004 (“Fourth Amendment”) which modified certain financial covenants in the Loan Agreement;

          WHEREAS, the Borrower now desires to terminate the Liquidity Note in the Loan Agreement and to further renew and extend the unpaid principal balance of the Acquisition Note; and

          WHEREAS, the Lender agrees to renew and extend the Acquisition Note as hereinafter provided. NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendment to Loan Agreement

          1.1          Amendment to Notes. As of the effective date hereof, the Borrower has $2,750,000 of principal outstanding under the Acquisition Note and zero dollars outstanding under the Liquidity Note. The Borrower does hereby terminate the Liquidity Note. Further, the Borrower desires to renew the unpaid principal balance of the Acquisition Note (not convert such unpaid balance to a term facility as provided in the Acquisition Note dated September 15, 2003) by extending the original payment terms and the maturity date by one year. Accordingly, Sections 2.02(a) and (b) of the Loan Agreement shall be, and are hereby, amended to read in their entirety as follows:

          2.02 (a)          Acquisition Note.  From Closing Date and continuing at all times through September 15, 2005 (the “Revolving Credit Period”) the Loan evidenced by the Acquisition Note shall be a revolving credit facility which will allow the Borrower to request such amounts as Borrower may elect from time to time (each such amount being herein called an “Advance”) so long as the aggregate amount of Advances outstanding at any time under the Acquisition Note does not exceed Ten Million and NO/100 Dollars ($10,000,000.00) provided however, the minimum Advance must be at least $500,000.00. The Borrower shall have the right to borrow, repay, and borrow again under the credit facility. Interest shall be due and payable quarterly and shall accrue at the election of the Borrower (which election shall be made on the date of the first Advance) at either LIBOR plus 200 basis points or the Prime Rate. The outstanding principal balance of the Acquisition Note on September 15, 2005 shall convert to a term facility (the “Term Period”) and shall be payable in accordance with the terms of the Acquisition Note.

                    (b)          Liquidity Note.  Terminated and intentionally deleted.

          1.2          Amendment to Borrower’s Address.  Borrower and Lender each hereby agree to modify the Borrower’s Address set forth in Section 7.01 of the Loan Agreement and all other loan documents to read as follows:

                         Summit Bancshares, Inc.
                         Mr. Philip E. Norwood
                         3880 Hulen Street
                         Suite 300
                         Fort Worth, Texas 76107

ARTICLE II

Conditions of Effectiveness

          2.1          Effective Date. This Fifth Amendment shall become effective as and when, and only when, Lender shall have received counterparts of this Fifth Amendment executed and delivered by Borrower and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:

           (a)          Renewal Note. Borrower shall have executed and delivered to Lender a new Acquisition Note payable to the order of Lender as set forth therein, duly executed on behalf of the Borrower, dated effective September 15, 2004 in the principal amount of $10,000,000.00.

           (b)          Additional Loan Documents. Borrower and SDFC shall have executed and delivered to Lender such other documents as shall have been requested by Lender to secure payment of the Obligations of Borrower, all in form satisfactory to Lender and its counsel.

ARTICLE III

Representations and Warranties

          3.1          Representations and Warranties of the Borrower. In order to induce Lender to enter into this Fifth Amendment, Borrower represents and warrants the following:

(a) Borrower has the corporate power to execute and deliver this Fifth Amendment and the other Loan Documents executed by it and to perform all of its obligations in connection herewith and therewith.

          (b)          The execution and delivery by Borrower of this Fifth Amendment and other Loan Documents executed by it and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

          (c)          There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any properties or rights of Borrower or involving this Fifth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower, to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Fifth Amendment.

          (d)          The representations and warranties of Borrower contained in the Loan Agreement, this Fifth Amendment and any other Loan Document securing Borrower’s Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

          3.2          Representations and Warranties of SDFC. In order to induce Lender to enter into this Fifth Amendment, SDFC represents and warrants the following:

(a) SDFC has the corporate power to execute and deliver this Fifth Amendment and the other Loan Documents executed by it and to perform all of its obligations in connection herewith and therewith.

          (b)          The execution and delivery by SDFC of this Fifth Amendment and other Loan Documents executed by it and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.

          (c)          There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of SDFC, threatened against or affecting SDFC or any properties or rights of SDFC or involving this Fifth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of SDFC, to carry on business substantially as now conducted or materially and adversely affect the financial condition of SDFC or materially and adversely affect the ability of SDFC to consummate the transactions contemplated by this Fifth Amendment.

ARTICLE IV

Ratification of Obligations and Liens

          4.1          Ratification of Obligation. The Borrower and SDFC do each hereby acknowledge, ratify and confirm their obligations to Lender as evidenced by the Loan Agreement (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment) and all other Loan Documents, as modified by the transactions herein contemplated.

          4.2          Valid Liens. Borrower and SDFC hereby acknowledge and agree that the liens and security interests of the Loan Documents, as modified by the transactions herein contemplated, are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing. Nothing herein contained shall affect or impair the validity or priority of the liens and security interests under the Loan Documents.

          4.3          Ratification of Agreements. The Loan Agreement (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment), and each other Loan Document, as hereby amended, is acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement (as previously amended) as amended by this Fifth Amendment. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. The Borrower acknowledges, ratifies and confirms that the collateral securing the Loan secures all of the indebtedness of the Borrower, including without limitation, the Acquisition Note.

ARTICLE V

Miscellaneous

          5.1          Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Fifth Amendment, and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of the Acquisition Note and all other Loan Documents, and shall further survive until all of Borrower’s Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the respective representations and warranties by Borrower and/or respective agreements and covenants of Borrower under this Fifth Amendment and under the Loan Agreement.

          5.2          Loan Document. This Fifth Amendment, the Acquisition Note, and each other Loan Documents executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

          5.3          Governing Law. This Fifth Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

          5.4          Counterparts. This Fifth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fifth Amendment.

          5.5          Release of Claims. Borrower by its execution of this Fifth Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

          5.6          Attorneys’ Fees. Borrower hereby agrees to pay to Lender, upon demand, the reasonable attorneys’ fees and expenses of Lender’s counsel, filing and recording fees and other reasonable expenses incurred by Lender in connection with this Fifth Amendment. Borrower also agrees to provide to Lender such other documents and instruments as Lender may reasonably request in connection with the renewal, extension and modification of the Loans mentioned herein.

          5.7          ENTIRE AGREEMENT. THIS FIFTH AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FIFTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT,

REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

          IN WITNESS WHEREOF, this Fifth Amendment is executed effective as of the date first written above.

BORROWER:	SUMMIT BANCSHARES, INC.

	By:	/s/ BOB G. SCOTT

	Its:	Secretary

LENDER:	THE FROST NATIONAL BANK

	By:	/s/ JERRY L. CRUTSINGER

Jerry L. Crutsinger, Senior Vice President

GUARANTOR:	SUMMIT DELAWARE FINANCIAL CORPORATION

	By:	/s/ BOB G. SCOTT

	Its:	Secretary

EXHIBIT 11

COMPUTATION OF EARNINGS PER COMMON SHARE

The details of computation of earnings per common share are disclosed in the Consolidated Statements of Income and Note 18 of the Notes to Consolidated Financial Statements for the Nine Months Ended September 30, 2004 and 2003 (unaudited) and for the Year Ended December 31, 2003 (unaudited), contained in the Quarterly Report on Form 10-Q of the registrant for the quarter ended September 30, 2004.

EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF SUMMIT BANCSHARES, INC.

I, Philip E. Norwood, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Summit Bancshares, Inc;

2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this quarterly report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, based on our most recent evaluations of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: 10-25-04	By:	/s/ PHILIP E. NORWOOD

Philip E. Norwood
Chairman, President and Chief
Executive Officer

EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF SUMMIT BANCSHARES, INC.

I, Bob G. Scott, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Summit Bancshares, Inc;

2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this quarterly report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed, based on our most recent evaluations of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: 10-25-04	By:	/s/ BOB G. SCOTT

Bob G. Scott
Executive Vice President and
Chief Operating Officer
(Chief Financial Officer)

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF SUMMIT BANCSHARES, INC.

          Pursuant to Section 1350, Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Philip E. Norwood, the Chairman, President and Chief Executive Officer of Summit Bancshares, Inc. (the “Corporation”) hereby certify that:

(i)	the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(ii)

the information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: October 25, 2004

/s/ PHILIP E. NORWOOD

	Name:	Philip E. Norwood
	Title:	Chairman, President and Chief Executive Officer

EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF SUMMIT BANCSHARES, INC.

          Pursuant to Section 1350, Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Bob G. Scott, the Executive Vice President and Chief Financial Officer of Summit Bancshares, Inc. (the “Corporation”) hereby certify that:

(i)	the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(ii)

the information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: October 25, 2004

/s/ BOB G. SCOTT

	Name:	Bob G. Scott
	Title:	Executive Vice President and Chief Operating Officer (Chief Financial Officer